SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

DOBSON COMMUNICATIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation or organization)	000-29225 (Commission File Number)	73-1513309 (I.R.S. Employer Identification No.)

14201 Wireless Way
Oklahoma City, Oklahoma, 73134
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (405) 529-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Transcript of Conference Call

Item 2.02 Results of Operations and Financial Condition

     On November 4, 2004, Dobson Communications Corporation issued a press release announcing its results for its third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     This information is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated November 4, 2004

99.2	Transcript of third quarter earnings results conference call at 9:00 am CST, on November 5, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOBSON COMMUNICATIONS CORPORATION

Date: November 10, 2004	By: /s/ Ronald L. Ripley
Ronald L. Ripley
Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 4, 2004

99.2	Transcript of third quarter earnings results conference call at 9:00 am CST, on November 5, 2004

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